Exhibit 99.1

Osmium Partners Summit San Francisco, CA June 25, 2014 Steve Swad, CEO

Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our ability to expand our product offerings beyond our core adult-focused language learning solutions, including the launch of Kids reading and brain fitness; our ability to introduce successfully Lexia’s Core5 reading product to the consumer market; our ability to expand our offerings to more devices and apps, our ability to identify and successfully close and integrate additional acquisition targets; our plans with respect to and our ability to successfully integrate Lexia, Livemocha, Tell Me More and Vivity into our business; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2013, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on May 7, 2014. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Safe Harbor

Strategic Focus

E&E Key Points

Growing Role for E&E Professionalization Larger Share of Bookings1 $MM 22% 27% 36% Started in late 2011 and Expanded throughout ’13 and ’14 Senior Executive P&L Lead B2B marketing specialist CRM and commission systems investments Hunter / Farmer model Lexia acquisition TMM acquisition (level depth) Advanced Business English Custom Content capabilities Increased renewal rates Increased average account size Please see the Appendix for definitions of non-GAAP metrics

E&E Business Mix in ’14 83% Language 17% Literacy Share of bookings1,2 83% 17% 63% Global E&E Language3 Please see the Appendix for definitions of non-GAAP metrics Share of bookings based on 2014 Forecast Share of bookings for illustrative purposes, not exact Literacy3

E&E Bookings1 Growth n/a +11% +7% PF Growth +6%3 +19% +35% +6% +15%-20% Please see the Appendix for definitions of non-GAAP metrics Core language bookings exclude sales of network product For the two months as part of Rosetta Stone

NA Consumer Key Points

NA Consumer as Foundation of RST Continued big role in portfolio Iconic Brand Status Large Share of Bookings1 $MM 58% 63% 62% 56% 80% U.S. consumers familiar with RS (#1 in aided brand awareness) 71% U.S. consumers who would consider RS for foreign language learning Please see the Appendix for definitions of non-GAAP metrics

NA Consumer Model Engagement Try Offer Purchase Activation Use TV spots Print Radio Online ads Targeted calls to action Broad media Outdoor, press, etc. Search Email Social Mobile Media mix CPI $ Awareness % Broad awareness and interest RS.com traffic Retail / etail partners1 Sales funnel Revenue share % Retailer health Macro trends Cross-sell Usage Satisfaction Lifetime value $ Active users / recency Products per customer Retail traffic Lead gen diversity Click through % Email open % Attention Select Offer Purchase Activation Use Conversion % CPA $ ARPU $ Activation % Note: not meant to be comprehensive – other media types and lead gen sources apply. Conversion % CPA $ ARPU $ Activation % RS Ecosystem App store presence

Core N.A. Consumer: $165-$170MM Flat to down New Initiatives (N.A.): $10MM Contribution from TMM, Fit Brains and Kids’ Initiatives ROW Consumer: $25MM to $30MM Flat to down -10% due to Asian downsizing Consumer Building Blocks Total Consumer Bookings1: $200-210MM with low single-digit % growth $200-210 $198.7 Please see the Appendix for definitions of non-GAAP metrics

Low-end of bookings ranges in 2015 and 2016 reflect organic achievement High-end of bookings ranges in 2015 and 2016 reflect organic plus impact of future acquisitions Long Term Financial Outlook Bookings1 Adjusted EBITDA Margin2 $278 6% $315-$325 5-6% 2013 2014 $380-$400 10-12% 2015 $360-$380 7-9% 2016 Please see the Appendix for definitions of non-GAAP metrics Adjusted EBITDA as a percentage of bookings

Multiple Value Creation Opportunities Material Value Creation Potential Segment Drivers Multiple Scenario ($MM) Low High E&E Language E&E Literacy Bookings1 growth $95MM @ 2-4x bookings $20MM @ 3-5x bookings $190 $60 $250 $380 $100 $480 NA Consumer Stable bookings, Kids Literacy success $180MM @ ½-1x bookings $90 $180 Fit Brains Rapid growth $5MM @ 8-12x bookings $40 $60 Cash $56 $56 Value potential $436 $776 ~$20 / share ~$35 / share Based on projected ’14 bookings; Please see the Appendix for definitions of non-GAAP metrics

Appendix

Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue. Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expense, goodwill impairment plus the change in deferred revenue (excluding acquired deferred revenue) less the change in deferred commissions. In addition, Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring and related wind down costs, severance costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition. Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Non-GAAP Metric Definitions

M&A Accelerating Strategy & Building Value Acquisition Purchase Price Valuation Key Benefits (April 2013) $8.5MM 0.4x Invested Capital Technology platform powering new product ~$6MM cross-sold in ’13 (August 2013) $22.5MM 1.3x bookings1 35% PF bookings1 growth in 1Q14 Core 5 product launch Migrating to subscription (January 2014) $28MM 1.2x bookings1 Deeper content Leverages salesforce China presence (January 2014) $12MM 3.0x bookings1 9MM downloads High RS learner interest Started cross-selling Please see the Appendix for definitions of non-GAAP metrics.